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Exhibit 10.1

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked "[***]" and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

 AMENDMENT NUMBER FOUR
TO THE GOOGLE SERVICES AGREEMENT

This Amendment Number Four to the Google Services Agreement ("Amendment Number Four") effective as of April 1, 2011 (the "Amendment Number Four Effective Date") is by and between IAC/InterActiveCorp, a corporation formed under the laws of Delaware ("IAC"), and Google Inc., on behalf of itself and its Affiliates ("Google").

INTRODUCTION

IAC and Google entered into a Google Services Agreement, dated as of November 8, 2007, an Amendment Number One to the Google Services Agreement, effective as of January 1, 2008, an Amendment Number Two to the Google Services Agreement, effective as of February 18, 2009 and an Amendment Number Three to the Google Services Agreement, effective September 1, 2009 (as amended, the "Services Agreement") pursuant to which Google will provide certain services (as set forth in the Services Agreement) to IAC commencing on January 1, 2008. The Services Agreement, as amended, and this Amendment Number Four shall be collectively referred to as the "Agreement". Capitalized terms used in this Amendment Number Four but not defined herein shall have the definitions ascribed to them in the Services Agreement.

AGREEMENT

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby amend the Services Agreement as follows:

        1.    Term.    The end date of the Initial Services Term on the cover page of the Agreement is deleted and replaced with the following: March 31, 2016.

        2.    Revised AFS Revenue Share.    The following paragraphs are added to the AFS Revenue Share Percentage for Sites on the cover page of the Agreement:

  (a)
  [***]

  (b)
  [***]

        3.     [***] Exhibit H, Section 5(a) is deleted and replaced with the following:

  [***]

        4.     [***] Section 1 of Exhibit J is amended to:

  (a)
  [***]

  (b)
  [***]

  (c)
  [***]

        5.     [***] As of the Amendment Number Four Effective Date, updates to the [***] set forth in Schedule A will apply. The second sentence of Section 20.3 (Client Application Guidelines) of the Agreement is deleted and replaced with the following:

  [***] may be updated from time to time during the Services Term, as further described in [***].

Confidential

For the avoidance of doubt, the terms contained in this Section 5 and in Schedule A do not constitute an update as described in [***] of Exhibit I   [***].

        6.     [***]

        7.    Section 10 (Prohibited Actions).    A new Section 10.19 is added as follows:

  at any time after 36 days following the Amendment Number Four Effective Date, implement AFS Ads or AFC Ads on any results pages generated through, by, or downstream from [***].

        8.    Additional Terms for Client Applications.    A new Section 20.7 is added as follows:

  Any Client Application owned or controlled by IAC that accesses general websearch services will be considered an [***] under this Agreement. The immediately preceding sentence shall at IAC's election (with written notice to Google for (ii), (iii) and (iv) below) not apply to:

  (i)
  All Client Applications, [***];

  (ii)
  Client Applications [***];

  (iii)
  Client Applications [***];

  (iv)
  Client Applications [***]; and

  (v)
  Client Applications [***]. Upon Google's request, but no more than once per year, IAC will certify it is compliant with the requirements described in the previous sentence.

        9.    Miscellaneous.    This Amendment Number Four, together with the Services Agreement, constitutes the sole and complete understanding of the parties with respect to its subject matter and supersedes all prior or contemporaneous communications between the parties concerning such subject matter. Following the Amendment Number Four Effective Date, the Agreement (as amended) remains in full force and effect. This Amendment Number Four may be executed in counterparts, including facsimile counterparts, each of which will constitute an original, but which collectively will form one and the same instrument. This Amendment Number Four will be governed and construed according to the choice of governing and constructive law set forth in the Services Agreement.

IN WITNESS WHEREOF, the parties have executed this Amendment Number Four by persons duly authorized as of the date first written above.

Google Inc.		IAC/InterActiveCorp
By:	/s/ NIKESH ARORA	By:	/s/ GREGG WINIARSKI
Name:	Nikesh Arora	Name:	Gregg Winiarski
Title:	President, Global Sales and Business Development	Title:	SVP & General Counsel
Date:	April 8, 2011	Date:	April 7, 2011

Confidential

 Schedule A

Update to Exhibit I [***] to the Google Services Agreement

[***]

Confidential

 Attachment 1-A to Exhibit I

[***]

Confidential

 Attachment 1-B to Exhibit I

[***]

Confidential

 Attachment 3-A to Exhibit I

[***]

Confidential

 Attachment 3-B to Exhibit I

[***]

Confidential

 Attachment 3-C to Exhibit I

[***]

Confidential

 Attachment 3-D to Exhibit I

[***]

Confidential

 Attachment 4-A to Exhibit I

[***]

Confidential

 Attachment 4-B to Exhibit I

[***]

Confidential

 Attachment 5 to Exhibit I

[***]

Confidential

QuickLinks

  Exhibit 10.1
AMENDMENT NUMBER FOUR TO THE GOOGLE SERVICES AGREEMENT
INTRODUCTION
AGREEMENT
Schedule A Update to Exhibit I [***] to the Google Services Agreement
Attachment 1-A to Exhibit I
Attachment 1-B to Exhibit I
Attachment 3-A to Exhibit I
Attachment 3-B to Exhibit I
Attachment 3-C to Exhibit I
Attachment 3-D to Exhibit I
Attachment 4-A to Exhibit I
Attachment 4-B to Exhibit I
Attachment 5 to Exhibit I